SPECIMEN CLASS A COMMON STOCK CERTIFICATE

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HC
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                       HEALTHCORE MEDICAL SOLUTIONS, INC.

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                           CUSIP

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  THIS CERTIFIES THAT




  IS THE OWNER OF
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      FULLY PAID AND NON ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE
                         PAR VALUE OF $.01 PER SHARE OF
---------------------  HEALTHCORE MEDICAL SOLUTIONS, INC.  ---------------------
==========================                            ==========================

                              CERTIFICATE OF STOCK

(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated;

                [Corporate Seal of HealthCore Medical Solutions]

                                      1997

                      Secretary                   Chairman of the Board

                       HEALTHCORE MEDICAL SOLUTIONS, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common    UNIF GIFT MIN ACT -____ Custodian _____
                                                          (Cust)         (Minor)

     TEN ENT -- as tenants by the entireties     under Uniform Gifts to Minors
                                                    Act ______________
                                                           (State)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     Additional abbreviations may also be used though not in the above list.

  For value received, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
  (please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________


____________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________

               _________________________________________________________________
               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
NOTICE: WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17 Ad-15.